UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 31, 2004

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 001-15305

DELAWARE (State or other jurisdiction of incorporation or organization)	51-0380803 (I.R.S. Employer Identification No.)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 754-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 5.	OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 31, 2004, BlackRock, Inc. (the “Corporation”) issued a press release announcing that the Corporation had raised its earnings outlook for the first quarter and full year 2004 and set the first quarter earnings release date. A copy of the press release issued by the Corporation is attached as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

Date:	March 31, 2004	By:	/s/ Paul L. Audet

Paul L. Audet Managing Director & Chief Financial Officer

EXHIBIT INDEX

99.1	Press release issued by the Corporation on March 31, 2004, announcing that the Corporation has raised its earnings outlook for the first quarter and full year 2004 and setting the first quarter earnings release date.